Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is made and entered into as of this 23rd day of September, 2011 and which shall be effective for all purposes herein as of the 25th day of September, 2011 (the “Effective Date”), by and among AVÍCOLA PILGRIM’S PRIDE DE MÉXICO, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of the United Mexican States (the “Borrower”), PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Parent”), THE SUBSIDIARIES OF THE BORROWER PARTY HERETO, as Guarantors, the several banks and other financial institutions parties hereto which constitute all of the Lenders, and ING CAPITAL LLC, as lead arranger and as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement (as defined below) (collectively, the “Lenders”).

RECITALS

A. Borrower, Guarantors, Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of September 25, 2006 (as amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make loans to Borrower from time to time subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

B. Borrower has requested that the Final Maturity Date be extended and Lenders signatory hereto have agreed to such extension.

C. Parent, Borrower, Guarantors, Lenders and the Administrative Agent wish to modify the Credit Agreement in certain respects pursuant to this Amendment, effective as of the Effective Date.

AGREEMENT

In consideration of the Recitals and of the mutual promises and covenants contained herein, Administrative Agent, Lenders, Borrower, Parent and Guarantors agree as follows:

1. Amendments to Credit Agreement. To induce Administrative Agent and the Lenders to enter into this Agreement, and as separately bargained-for consideration, each of Borrower and the Guarantors agree to the following amendments to the Credit Agreement:

(a) Amendment to Definitions.

(i) The definition of “Final Maturity Date” is hereby amended and restated to read in its entirety as follows:

“Final Maturity Date” shall mean October 31, 2011.

(ii) The last sentence of the definition of “Revolving Loan Commitments” is hereby amended and restated to read in its entirety as follows:

“The aggregate principal amount of the Revolving Loan Commitments on the Third Amendment Effective Date is P$557,415,000 minus the Reserve Commitment Amount.”

(b) Addition to Definitions.

(i) The definition of “Reserve Commitment Amount” shall be added to Section 1.1 in the proper alphabetical order as follows:

“Reserve Commitment Amount” shall mean a Revolving Loan Commitment of P$257,302,764 which shall be reserved for one or more financial institutions that are not Lenders as of the Third Amendment Effective Date and who are acceptable to Administrative Agent and Borrower in their sole discretion which Reserve Commitment Amount can be converted to a Revolving Loan Commitment by such Lender (such amount, the “Reserve Commitment Adjustment Amount”) pursuant to documentation and conditions acceptable to Administrative Agent and the Borrower in their sole discretion. The Reserve Commitment Amount shall be reduced, from time to time, by the Reserve Commitment Adjustment Amount.

(ii) The definition of “Third Amendment Effective Date” shall be added to Section 1.1 in the proper alphabetical order as follows:

“Third Amendment Effective Date” shall mean September 23, 2011.

(c) Amendment and Restatement of Schedule 1.1(a). Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety in the form set forth at Schedule 1.1(a) attached hereto.

2. Covenants of Borrower. Borrower and Guarantors covenant and agree until such time as all of the Obligations have been paid in full in cash and all Commitments have been terminated:

(a) No Commencement of Proceeding. Borrower and Guarantors (other than Parent) will not (i) file any petition for an order for relief under the Bankruptcy Code, (ii) make an assignment for the benefit of creditors, (iii) make any offer or agreement of settlement, extension or compromise to or with Borrower’s and Guarantors’ (other than Parent’s) unsecured creditors generally or (iv) suffer the appointment of a receiver, trustee, custodian or similar fiduciary.

(b) Compliance with Credit Agreement, Collateral Documents and Loan Documents. Each of Borrower and Guarantors will continue to comply with all covenants and other obligations under this Agreement, the Credit Agreement and the Loan Documents, subject to the applicable cure or grace periods, if any, provided therein.

3. Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective unless and until each of the following conditions shall have occurred:

(a) Lender shall have received an amended and restated Revolving Note in form and substance satisfactory to Lender;

(b) Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that all corporate proceedings of the Borrower necessary to authorize the transactions contemplated by this Agreement have been taken and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent; and

(c) Borrower shall have paid the Administrative Agent all of Administrative Agent’s costs and expenses (including Administrative Agent’s reasonable attorney’s fees) incurred prior to or in connection with the preparation of this Agreement.

4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, for the benefit of the Lenders, as follows:

(a) Recitals. The Recitals in this Agreement are true and correct with respect to the Loan Parties in all material respects.

(b) Incorporation of Representations. All representations and warranties of Borrower and the Guarantors in the Credit Agreement are incorporated herein in full by this reference and are true and correct, in all material respects, as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(c) Power; Authorization. Each of the Borrower and Guarantors has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Borrower and Guarantors.

(d) Enforceability. This Agreement is the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(e) No Violation. Borrower’s and each Guarantors’ execution, delivery and performance of this Agreement does not and will not (i) violate any law, rule, regulation or court order to which Borrower or such Guarantor is subject; (ii) conflict with or result in a breach of Borrower’s or such Guarantors’ organizational documents or any agreement or instrument to which Borrower or any Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower or such Guarantor, whether now owned or hereafter acquired, other than liens in favor of Administrative Agent, for the benefit of the Lenders, or as permitted by the Credit Agreement.

(f) Obligations Absolute. The obligation of Borrower to repay the Loans and the other Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

(g) Full Opportunity for Review; No Undue Influence. This Agreement was reviewed by each of Borrower and Guarantors which acknowledges and agrees that each of Borrower and Guarantors (i) understands fully the terms of this Agreement and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as Borrower may wish; and (iii) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lenders or Administrative Agent or any other person.

(h) No Other Defaults. As of the date hereof, no Event of Default exists under the Credit Agreement, or any of the Loan Documents and each of Borrower and the Guarantors is in full compliance with all covenants and agreements contained therein, as amended hereby.

5. Effect and Construction of Agreement. Except as expressly provided herein, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Administrative Agent or the Lender under the Credit Agreement or the Loan Documents; (iii) constitute an agreement by Administrative Agent or the Lenders or require Administrative Agent or the Lenders to further extend the term of the Credit Agreement or the time for payment of any of the Obligations; or (iv) make any Loans or other extensions of credit to Borrower, except in accordance with the terms of the Credit Agreement, as amended hereby. In the event of any inconsistency between the terms of this Agreement and the Credit Agreement or the Loan Documents, this Agreement shall govern. Borrower and Guarantors acknowledge that they have consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

6. Expenses. Borrower and Guarantors agree to pay all reasonable out-of-pocket costs, fees and expenses of Administrative Agent, Lenders and Administrative Agent’s and Lenders’ attorneys incurred in connection with the negotiation, preparation, administration and enforcement of, and the preservation of any rights under, this Agreement and/or the Loan Documents, and the transactions and other matters contemplated hereby and thereby.

7. Miscellaneous.

(a) Further Assurances. Borrower and Guarantors agree to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Credit Agreement and the Loan Documents.

(b) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

(c) Integration. This Agreement, together with the Credit Agreement and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, each of Borrower and Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent or any Lender or any employee or agent of the Administrative Agent or any Lender, except for the agreements of Administrative Agent or any Lender set forth herein.

(d) Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state that would require the application of the laws of another state.

(f) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

(g) Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.6 of the Credit Agreement.

(h) Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrower and Guarantors contained herein shall survive the payment in full of the Obligations.

(i) Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

(j) No Limitation on Administrative Agent. Nothing in this Agreement shall be deemed in any way to limit or restrict any of Administrative Agent’s and Lenders’ rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent may deem appropriate in the event that a voluntary or involuntary petition under any Bankruptcy Law is filed by or against Borrower.

8. Ratification of Liens and Security Interest. Before and after giving effect to this Amendment, Borrower and each Guarantor hereby ratify, acknowledge and agree that the liens and security interests of the Credit Agreement and the Loan Documents are valid, subsisting, perfected and enforceable liens and security interests and are superior to all liens and security interests other than Liens permitted under Section 6.7 of the Credit Agreement.

9. Termination of Certain Commitments. On the Effective Date, Borrower and each Guarantor acknowledge and agree that the Revolving Loan Commitment of Bank of America N.A and Bank of America México, S.A., Institución de Banca Múltiple, Grupo Financiero Bank of America in the amount of P$128,651,382 and the Revolving Loan Commitment of BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer in the amount of P$128,651,382 under the Credit Agreement shall each be terminated and reduced to zero (P$0.00) and neither shall be a Lender under this Agreement on the Effective Date. Consequently, if, on the Effective Date, the aggregate outstanding principal balance of the Revolving Loans under the Credit Agreement exceeds P$300,112,236, Borrower shall, prior to the Effective Date of this Agreement, repay such Revolving Loans such that the aggregate outstanding principal balance of the Revolving Loans on the Effective Date of this Agreement do not exceed P$300,112,236.

10. No Commitment. Borrower and Guarantors agree that Administrative Agent and Lenders have made no commitment or other agreement regarding the Credit Agreement or the Loan Documents, except as expressly set forth in the Credit Agreement, as amended hereby. Borrower and Guarantors warrant and represent that Borrower and Guarantors will not rely on any commitment, further agreement to waive or other agreement on the part of Administrative Agent or Lenders unless such commitment or agreement is in writing and signed by Administrative Agent and Lenders. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall supersede the terms and conditions of that certain Commitment Letter dated as of September 8, 2011 by and between Agent, Borrower and Pilgrim’s Pride, S. de R.L. de C.V., which terms and conditions remain in full force and effect.

11. RELEASE. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE AGENT AND LENDERS IN THIS AGREEMENT, THE BORROWER AND GUARANTORS HEREBY RELEASE THE ADMINISTRATIVE AGENT AND EACH LENDER, THEIR RESPECTIVE CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH SUCH BORROWER OR GUARANTOR HAS OR EVER HAD AGAINST THE RELEASED PARTIES FROM THE BEGINNING OF THE WORLD TO THIS DATE ARISING IN ANY WAY OUT OF THE EXISTING FINANCING ARRANGEMENTS AMONG THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND/OR THE LENDERS IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, OR THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT. THE BORROWER AND GUARANTORS FURTHER ACKNOWLEDGE THAT, AS OF THE DATE HEREOF, THEY, JOINTLY OR SEVERALLY, DO NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH BORROWER OR GUARANTOR HEREBY EXPRESSLY WAIVES.

12. Consent of Guarantors. Each of the undersigned Guarantors hereby (a) consents to the transactions contemplated by this Agreement; (b) acknowledges and reaffirms its obligations owing to the Administrative Agent, the Collateral Agent, and each Lender under any Loan Document (as amended or modified); and (c) agrees that each of the Loan Documents (as amended or modified) is and shall remain in full force and effect. Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Administrative Agent, the Collateral Agent, and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AVÍCOLA PILGRIM’S PRIDE DE MÉXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

PILGRIM’S PRIDE CORPORATION, a Delaware corporation

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Chief Financial Officer

INCUBADORA HIDALGO, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

PILGRIM’S PRIDE, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

INMOBLIARIA AVÍCOLA PILGRIM’S PRIDE, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

SERVICIOS ADMINISTRATIVOS PILGRIM’S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

GRUPO PILGRIM’S PRIDE FUNDING HOLDINGS, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

COMERCIALIZADORA DE CARNES DE MÉXICO, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

GRUPO PILGRIM’S PRIDE FUNDING, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

OPERADORA DE PRODUCTOS AVÍCOLAS, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

CARNES Y PRODUCTOS AVICOLAS de MEXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Don Jackson
Name:	Don Jackson
Title:	Attorney-in-Fact

POPPSA 3, LLC

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

POPPSA 4, LLC

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

PILGRIM’S PRIDE, LLC

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

ING CAPITAL LLC,
as Administrative Agent and Sole Lead Arranger

By:	/s/ Daniel W. Lamprecht
Name:	Daniel W. Lamprecht
Title:	Managing Director

ING BANK N.V., as Lender

By:	/s/ Juliane Yung
Name:	Juliane Yung
Title:	Director

By:	/s/ Alcides J.S. Santos
Name:	Alcides J.S. Santos
Title:	Attorney-in-Fact

Schedule 1.1(a)

Revolving Loan Commitment

Lender	Commitment in Dollars	Commitment in Pesos
ING BANK N.V.	$0.00	P$300,112,236
Total	Not to exceed P$557,415,000 minus the Reserve Commitment Amount